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                      SMITH BARNEY INVESTMENT FUNDS INC.

                                 on behalf of

                       SMITH BARNEY SMALL CAP VALUE FUND
                                 (the "fund")

                        Supplement dated April 18, 2002
                                      to
                       Prospectus dated January 28, 2002

   The following information revises and supersedes, as applicable, the disclosure in the second paragraph under "Management":

   Peter Hable, investment officer of the manager, managing director of Salomon Smith Barney, and president of Davis Skaggs Investment Management, a division of the manager, and Thomas Driscoll, investment officer of the manager, and Vice President of Salomon Smith Barney, are co-managers responsible for the day-to-day management of the fund's portfolio. Mr. Driscoll was a research analyst with Davis Skaggs Investment Management from 1996 to April 2001 when he began assisting in the management of the fund's portfolio. John Goode, investment officer of the manager, managing director of Salomon Smith Barney, and chief investment officer of Davis Skaggs, assists in managing the fund's portfolio.

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